EXHIBIT 10.46


                     THIRD AMENDMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made and entered into effective as of September 29, 1995 (the "Effective Date") by and among TRITON ENERGY CORPORATION, a Texas corporation ("Borrower"), and the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Lender" and collectively as "Lenders") and BANQUE PARIBAS HOUSTON AGENCY, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H:

          WHEREAS, Borrower and Banque Paribas Houston Agency ("Paribas"), with the Agent as Agent thereunder are parties to a Credit Agreement, dated as of March 28, 1995 (the "Original Credit Agreement");

          WHEREAS, pursuant to the First Amendment to Credit Agreement ("First Amendment"), dated as of May 16, 1995, Union Bank ("Union Bank"), MeesPierson N.V. ("MeesPierson") and Chemical Bank ("Chemical") purchased from Paribas, and Paribas sold to Union Bank, MeesPierson and Chemical (sometimes referred to herein collectively as "Assignees"), a portion of the Revolving Credit Loans held by Paribas pursuant to, and which were outstanding under, the Original Credit Agreement, and participated in a portion of the Letter of Credit Reimbursement Obligations held by Paribas pursuant to, and which were outstanding under, the Original Credit Agreement, in each case on the terms and conditions and for the consideration therein set forth, and thereby the Assignees became parties to the Original Credit Agreement as Lenders thereunder, and the Original Credit Agreement was further amended in the manner therein set forth;

          WHEREAS, pursuant to the Second Amendment to Credit Agreement and First Amendment to Security Agreement ("Second Amendment"), dated as of August 11, 1995, Borrower requested and the Lenders agreed to replace United States Trust Company of New York as the custody agent for certain of its money market instruments, securities and cash in the manner therein set forth
(the Original Credit Agreement, as amended by the First Amendment and the Second Amendment, being referred to herein as the "Credit Agreement");

          WHEREAS, Borrower has requested that the Lenders consent to an extension of the Final Maturity Date under the Credit Agreement to October 1, 1997; and

          WHEREAS, the Lenders and the Agent are willing to grant such request on the terms provided for in this Amendment;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, Borrower, the Lenders and the Agent, each intending to be legally bound, hereby mutually agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. New Replacement Notes. In furtherance of the foregoing transactions, Borrower shall execute and deliver to each of the Lenders its replacement promissory notes dated the Effective Date in the form of Exhibits "A-1" through "A-4" hereto attached ("New Replacement Notes"). The principal amount of each New Replacement Note delivered to each Lender shall equal such Lender's Commitment. The New Replacement Notes shall, upon acceptance by the Lenders, as of the Effective Date constitute replacements and substitutions for the four Revolving Credit Notes(Replacement Notes) dated May 16, 1995 (as defined in and delivered pursuant to the First Amendment) (the "Existing Notes"). All references in the Credit Agreement to the Revolving Credit Notes shall, from and after the Effective Date, be deemed to refer to the New Replacement Notes, the same as if such New Replacement Notes were the Revolving Credit Notes defined, described and referred to in the Credit Agreement. Upon acceptance of the New Replacement Notes, each of the Lenders, respectively, agrees to return to Borrower its respective Existing Note marked "Renewed and Extended as of September 29, 1995", being the Effective Date of this Amendment.

     3. Definition. Article I is hereby amended to amend and restate the following Definition in its entirety:

     "'Final Maturity Date' means October 1, 1997."

    4.     Representations of Borrower.

     (a) The execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby:

          (i)     are within Borrower's corporate powers;

          (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required;

          (iii) do not and will not (A) contravene Borrower's certificate of incorporation or by-laws or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of the Material Subsidiaries, or (D) result in the creation or imposition of any Lien upon any of the property of any Loan Party or any of its Material Subsidiaries, other than those in favor of the Agent pursuant to the Collateral Securities; and

          (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been or will be, prior to the Effective Date, obtained or made and copies of which in the case of those involving a Governmental Authority have been or will be delivered to the Agent, and each of which on the Effective Date will be in full force and effect.

          (b) This Amendment has been duly executed and delivered by Borrower. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          (c) Borrower further represents and warrants that (i) all of the representations and warranties made by Borrower in Article IV of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, as though made on the date hereof; (ii) Borrower has complied with all terms and conditions setforth in the Credit Agreement and in each other Loan Document as of the date hereof; and (iii) there has not occurred, and currently there exists no, Default or Event of Default.

5. Conditions. The obligations of the Lenders and the Agent under this Amendment are subject to the following conditions precedent:

     (a) Execution and Delivery. This Amendment and the New Replacement Notes shall have been duly executed by Borrower and delivered to the Lenders, and each Lender and the Agent shall have executed a counterpart hereof.

     (b) Legal Opinion. Each Lender and the Agent shall have received a favorable opinion of Jackson & Walker, L.L.P., in substantially the form of Exhibit B attached hereto.

     (c) Australian Matters. The Agent shall have received the following:

          (i) Acknowledgement and Consent executed by Trident Oil (Holdings) Pty Limited ACN 000 695 492, in substantially the form of Exhibit C attached hereto; and

          (ii) satisfactory searches in respect of the Australian Securities Commission records pertaining to Trident Oil (Holdings) Pty Limited and Crusader Limited ACN 009 785 326.

6. Ratification of Credit Agreement. All terms and provisions of the Credit Agreement not expressly amended hereby are hereby ratified and reaffirmed and shall remain in full force and effect without interruption, change, or impairment of any kind.

7.     General.

     (a) Applicable Law. This Amendment has been delivered and accepted in, and shall be a contract made under and governed by the laws of the State of New York.

     (b) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns.

     (c) Payment of Expenses. Borrower agrees to reimburse the Lenders for out-of-pocket expenses and will pay fees of counsel on behalf of the Lenders reasonably incurred in the preparation, and subsequent enforcement of this Amendment and the New Replacement Notes.

     (d) Headings. The Section and subsection headings of this Amendment are for convenience and shall not affect, limit or expand any term or provision hereof.
     (e) Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and each counterpart shall be deemed an original. No one counterpart need be signed by all parties hereto, but all such counterparts shall constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed and delivered at Dallas, Texas by their duly authorized officers, to be deemed effective as of the Effective Date.


                              TRITON ENERGY CORPORATION


                                   By:/s/Peter Rugg
                                   Peter Rugg
                                   Senior Vice President and
                                   Chief Financial Officer


                             BANQUE PARIBAS HOUSTON AGENCY,
                              as the Agent and as a Lender


                                   By:/s/ Mark M. Green
                                   Mark M. Green
                                   Vice President


                                   By:/s/Marian Livingston
                                   Marian Livingston
                                   Vice President


                              UNION BANK


                               By:  /s/Jeffrey A. Cohen
                               Name: Jeffrey A. Cohen
                               Title:Vice President


                               By: /s/Carl Stutzman
                               Name:  Carl Stutzman
                               Title: Vice President


                              MEESPIERSON N.V.


                               By: /s/Darrel W. Holley and
                                   /s/ Karel Layman
                               Name:   Darrel W. Holley
                               Title:  Vice President
                               Name:  Karel Louman
                               Title: Vice President


                              CHEMICAL BANK


                                 By: /s/John F. Gehebe
                                 Name:  John F. Gehebe
                                 Title: Assistant Vice President





















                                 EXHIBIT "A-1"


                     THIRD AMENDMENT TO CREDIT AGREEMENT

                         FORM OF REVOLVING CREDIT NOTE
                            (NEW REPLACEMENT NOTE)


U.S. $20,000,000          Dated: September 29, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Banque Paribas Houston Agency (the "Lender") the principal sum of Twenty Million United States Dollars ($20,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective
May 16, 1995 (the "First Amendment"), the Second Amendment to Credit
Agreement dated effective August 11, 1995 (the "Second Amendment") and the Third Amendment to Credit Agreement dated effective September 29, 1995 (the "Third Amendment") (said Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things,
(i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the Third Amendment and represents a replacement, substitution and change in form for the Indebtedness heretofore evidenced by that certain Revolving Credit Note (Replacement Note) of the Borrower dated May 16, 1995 in the original principal amount of $20,000,000 made payable to the order of Banque Paribas Houston Agency.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:



                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date           of Loan            or Prepaid          Made by





























                                 EXHIBIT "A-2"

                     THIRD AMENDMENT TO CREDIT AGREEMENT

                         FORM OF REVOLVING CREDIT NOTE
                            (NEW REPLACEMENT NOTE)


U.S. $17,500,000          Dated: September 29, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of MeesPierson N.V. (the "Lender") the principal sum of Seventeen Million Five Hundred Thousand United States Dollars ($17,500,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective
May 16, 1995 (the "First Amendment"), the Second Amendment to Credit Agreement dated effective August 11, 1995 (the "Second Amendment") and the Third Amendment to Credit Agreement dated effective September 29, 1995 (the "Third Amendment") (said Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender,the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the Third Amendment and represents a replacement, substitution and change in form for the Indebtedness heretofore evidenced by that certain Revolving Credit Note (Replacement Note) of the Borrower dated May 16, 1995 in the original principal amount of $17,500,000 made payable to the order of MeesPierson N.V.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).
          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:



                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date           of Loan             or Prepaid         Made by



























                                 EXHIBIT "A-3"

                     THIRD AMENDMENT TO CREDIT AGREEMENT

                         FORM OF REVOLVING CREDIT NOTE
                            (NEW REPLACEMENT NOTE)


U.S. $17,500,000          Dated: September 29, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Union Bank (the "Lender") the principal sum of Seventeen Million Five Hundred Thousand United States Dollars ($17,500,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective May 16, 1995 (the "First Amendment"), the Second Amendment to Credit Agreement dated effective August 11, 1995 (the "Second Amendment") and the Third Amendment to Credit Agreement dated effective September 29, 1995 (the "Third Amendment") (said Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things,
(i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the Third Amendment and represents a replacement, substitution and change in form for the Indebtedness heretofore evidenced by that certain Revolving Credit Note (Replacement Note) of the Borrower dated May 16, 1995 in the original principal amount of $17,500,000 made payable to the order of Union Bank.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:


                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date            of Loan             or Prepaid       Made by






















                                 EXHIBIT A-4"

                     THIRD AMENDMENT TO CREDIT AGREEMENT

                         FORM OF REVOLVING CREDIT NOTE
                            (NEW REPLACEMENT NOTE)


 U.S. $10,000,000                      Dated: September 29, 1995

          FOR VALUE RECEIVED, the undersigned, Triton Energy Corporation, a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Chemical Bank (the "Lender") the principal sum of Ten Million United States Dollars ($10,000,000), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Credit Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America at the office of the Agent, Banque Paribas Houston Agency, at The Equitable Tower, 787 Seventh Avenue, New York, NY 10019, in immediately available funds. The Revolving Credit Loans made by the Lender to the Borrower, and all payments made on account of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on this Note.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 28, 1995, as amended by the First Amendment to Credit Agreement dated effective May 16, 1995 (the "First Amendment"), the Second Amendment to Credit Agreement dated effective August 11, 1995 (the "Second Amendment") and the Third Amendment to Credit Agreement dated effective September 29, 1995 (the "Third Amendment") (said Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as it may be amended or otherwise modified thereafter from time to time, being the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions referred to therein and Banque Paribas Houston Agency, as agent for the Lender and such other financial institutions, and the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things,
(i) provides for the making of Revolving Credit Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Revolving Credit Loans being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is issued under and pursuant to the Third Amendment and represents a replacement, substitution and change in form for the Indebtedness heretofore evidenced by that certain Revolving Credit Note (Replacement Note) of the Borrower dated May 16, 1995 in the original principal amount of $10,000,000 made payable to the order of Chemical Bank.

          This Note is entitled to the benefits of certain guaranties and is secured as provided in the Loan Documents (as defined in the Credit Agreement).

          The Indebtedness evidenced by this Note represents "Designated Senior Indebtedness" as such term is defined in the Chemical Indenture (as defined in the Credit Agreement).

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                              TRITON ENERGY CORPORATION


                              By:
                                  Name:
                                  Title:



                       LOANS AND PAYMENTS OF PRINCIPAL


                                 Amount of
               Amount           Principal Paid       Notation
Date            of Loan             or Prepaid       Made by